UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
          CONSENT STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934

Filed by the Registrant                     [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-12

                                 SIX FLAGS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                  RED ZONE LLC
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which the transaction applies:

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    (2)   Aggregate number of securities to which the transaction applies:

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    (3)   Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of the transaction:

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    (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

          ----------------------------------------------------------------------

    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4)   Date Filed:

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


      The letter contained in this Schedule 14A was sent to the addressee on November 3, 2005.



                                  RED ZONE LLC
               21300 Redskin Park Drive o Ashburn, Virginia 20147



                                                                November 3, 2005

Institutional Shareholder Services
2099 Gaither Road
Rockville, MD  20850-4045


Ladies and Gentlemen:

      As requested, I am writing to confirm that if Six Flags and Mark Shapiro enter into an employment agreement for Mr. Shapiro to serve as Chief Executive Officer of Six Flags, Mr. Shapiro will relinquish his position at Red Zone and his employment with Red Zone will terminate. Mr. Shapiro then will not be entitled to any future compensation from Red Zone, and Red Zone will not compensate Mr. Shapiro for his services as Chief Executive Officer of Six Flags.

                                          Very truly yours,


                                          RED ZONE LLC




                                          By: /s/ Daniel M. Snyder
                                              ----------------------------------
                                              Daniel M. Snyder
                                              Managing Member